UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) February 16, 2012

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6350 South 3000 East

Salt Lake City, Utah 84121

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Overstock.com, Inc. (the “Company”) and U.S. Bank National Association (the “Bank”) are parties to a Financing Agreement dated as of December 22, 2009, as amended (the “Financing Agreement”).

On February 16, 2012 the Company and the Bank entered into a Second Amendment to Financing Agreement and Waiver dated February 15, 2012 (the “Amendment”).  Subject to the limitations set forth in the Amendment, the Amendment permits the Company to form direct and indirect wholly-owned subsidiaries.  In addition, the Amendment grants a waiver of any default under the Financing Agreement resulting from the Company’s filing on January 6, 2012 of an amendment to its Form 8-K originally filed on May 5, 2011 to report that the Company would follow its own recommendation, as approved by the Company’s stockholders in an advisory vote on May 4, 2011, regarding the timing of future advisory votes of the Company’s stockholders regarding the Company’s executive compensation.  The waiver is effective as of or immediately prior to the due date of the amendment to the Form 8-K.   A copy of the Amendment is filed as Exhibit 10.1 to this Report on Form 8-K.

The Bank or its affiliates have provided various commercial banking and related services to the Company from time to time, and are expected to continue to do so.

Item 9.01                                           Financial Statements and Exhibits

(d)	Exhibits.	10.1	Second Amendment to Financing Agreement and Waiver by and between Overstock.com, Inc. and U.S. Bank National Association dated February 15, 2012.

Certain statements contained in this Form 8-K, including all statements other than statements of historical fact, may constitute “forward-looking statements.” In addition to the uncertainty of all forward-looking information, there are specific risks identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC on February 28, 2011, as updated by the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 filed with the SEC on October 27, 2011, that the Company faces that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company. There also may be additional risks that the Company does not presently know or that it currently believes are immaterial which could also impair its business and results of operations. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ Stephen J. Chesnut
Stephen J. Chesnut
Senior Vice President, Finance and Risk Management
Date: February 17, 2012